DEED

                                     --------------------------------

                               BRL HARDY LIMITED

                           CONSTELLATION BRANDS, INC.







                             [logo] PIPER ALDERMAN
                                    Lawyers

                                    167 Flinders Street
                                    Adelaide SA 5000
                                    Australia
                                    Telephone +61 8 8205 333
                                    Facsimile +61 8 8205 3300
                                    www.piper-alderman.com.au

                                    ADELAIDE . MELBOURNE . SYDNEY

                                    (c) Peper Alderman
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CONTENTS                                                              PAGE

1.      Definitions                                                     1

2.      Interpretation                                                  2

3.      Compensation Payments to BRL Hardy                              3

4.      Compensation Payments to Constellation                          4

5.      BRL Hardy Guarantee                                             5

6.      Disputes                                                        6

7.      Confidentiality                                                 6

8.      Assignment                                                      7

9.      Amendment                                                       7

10.     Entire agreement                                                7

11.     Counterparts                                                    7

12.     Notice                                                          7

13.     GST                                                             8

14.     Governing law                                                   8


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DEED


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Part
ies

1. BRL Hardy Limited ACN 008 273 907 of Reynell Road, Reynella, South Australia 5161 (BRL Hardy)

2. Constellation Brands, Inc of 300 Willowbrook Office Park, Fairport, New York 14450 (Constellation)

Introduction

A. Under the terms of an Implementation Deed between BRL Hardy and Constellation dated the same date as this deed (the Implementation
         Deed), the parties have agreed to pursue a transaction under which Constellation will acquire all of the issued ordinary shares in the capital of BRL Hardy (the Transaction).

B. In consideration of each of BRL Hardy and Constellation committing time and money in pursuing the Transaction, each agrees as set out in this deed.


Operative clauses

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1.       Definitions

         In this deed:

         Affiliate means, in relation to a party another Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with such party.

         Board means the board of directors of BRL Hardy.

         Corporations Act means the Corporations Act 2001 of the Commonwealth of Australia.

         Credit Facilities means the credit facilities pursuant to which funds will be provided to Constellation to enable Constellation to pay the consideration due under the Transaction.

         Constellation Preparatory Costs means:

         (a) advisory costs (including costs of financial advisers, accountancy and tax advisers, legal advisers both in Australia and the United States);

         (b)      costs of Constellation's management and directors' time;

         (c) out of pocket expenses including, without limitation, air fares, hotel accommodation, meals and associated expenses incurred by Constellation's management, directors, employees, advisers and agents; and

         (d)      commitment fees and other financing costs,

         in each case, incurred or suffered by Constellation or any of its Affiliates after 1 October 2002 as a result of Constellation pursuing the Transaction, including costs of all preparatory investigations and due diligence undertaken in connection with the proposed Transaction or transactions similar to the Transaction and all costs incurred in

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         negotiating, planning, structuring and preparing to implement and finance the proposed Transaction or transactions similar to the Transaction.

         Constellation Shares means shares of Class A common stock, par value US$0.01 per share, of Constellation.

         Person means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

         Relevant Interest has the meaning given in the Corporations Act.

         Second Court Date means the first day on which an application is made to the Supreme Court of South Australia for an order pursuant to section 411(4)(b) of the Corporations Act approving the scheme of arrangement under part 5.1 of the Corporations Act being a Control Transaction is heard and, if the application is adjourned for any reason, means the date on which the adjourned application is heard.

         Third Party Proposal means any expression of interest, proposal or offer by any Person (other than Constellation or an Affiliate of Constellation) to evaluate or enter into any transaction which is similar to the Transaction or under which:

         (a) that Person may acquire a Relevant Interest in more than 15% of the share capital of BRL Hardy or any Affiliate of BRL Hardy;

         (b) that Person may acquire, directly or indirectly (including by way of joint venture, dual listed structure or otherwise), any interest in all or a substantial part of the business or assets of BRL Hardy or any Affiliate of BRL Hardy;

         (c) that Person may otherwise acquire control of or merge or amalgamate with BRL Hardy or an Affiliate of BRL Hardy (including pursuant to a dual listed company arrangement);

         (d) BRL Hardy will issue a material amount of its share capital as consideration for the assets or share capital of another Person; or

         (e) BRL Hardy will effect or implement any reorganisation, recapitalisation or dissolution.

         Transaction Compensation Amount means US$10,000,000.

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2.       Interpretation

         In this deed, unless the context otherwise requires:

         (a)      the Introduction is correct;

         (b)      headings do not affect interpretation;

         (c)      singular includes plural and plural includes singular;

         (d)      words of one gender include any gender;

         (e) reference to legislation includes any amendment to it, any legislation substituted for it, and any subordinate legislation made under it;

         (f) reference to a party includes that party's personal representatives, successors and permitted assigns;

         (g) a provision must not be construed against a party only because that party prepared it;

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         (h)      a provision must be read down to the extent necessary to be valid. If it cannot be read down to that extent, it must be severed;

         (i) if a thing is to be done on a day which is not a Business Day, it must be done on the Business Day after that day;

         (j) another grammatical form of a defined expression has a corresponding meaning;

         (k) an expression defined in the Corporations Act or the Listing Rules of the Australian Stock Exchange has the meaning given by the Act at the date of this deed;

         (l) reference to "$" or "dollar" is to Australian currency unless it is preceded by "US", in which case such reference is to United States currency.

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3.       Compensation Payments to BRL Hardy

3.1      If any of the following occurs:

         (a)      before 8:00am on the Second Court Date,

                  (1) the waiting period (and any extension of it) applicable to the Transaction under the Hart-Scott-Rodino Antitrust Improvements Act 1976
                           (US) has not been terminated or has not expired;

                  (2) all other consents, approvals and filings under any foreign competition antitrust law, the absence of which would prohibit the consummation of the Transaction shall have not been obtained or made; or

         (b) the Transaction is not approved by the necessary majority of shareholders of BRL Hardy for reasons of:

                  (1) any failure by Constellation to fulfil any of its obligations under the Implementation Deed (including a withdrawal by Constellation from the Transaction); or

                  (2) a material adverse change relating to the financial standing of Constellation,

         then Constellation must pay to BRL Hardy the by way of contribution to the expenses incurred by BRL Hardy in pursuing the Transaction the sum of US$1,000,000.

3.2      If any of the following occurs

         (a) the Treasurer has advised Constellation in writing that there is an objection to the Transaction under the Foreign Acquisitions and Takeovers Act 1975 (Commonwealth) or under the Australian Government's foreign investment policy; or

         (b) there is in effect at 8:00 am on the Second Court Date a temporary restraining order, preliminary or permanent injunction or other order issued by a court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of any aspect of the Transaction, then Constellation must pay to BRL Hardy the by way of contribution to the expenses incurred by BRL Hardy in pursuing the Transaction the sum of US$500,000.

3.3      If either (a) or (b) of the following occurs:

         (a)      (i)      the Credit Facilities are subject to one or more
                           conditions relating to material adverse change in the financial condition of Constellation; or material

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                           disruption, material adverse condition or material
                           adverse change in financial, banking or capital market conditions (each a MAC Financing Condition).

                  (ii) the Implementation Deed is subject to one or more MAC Financing Conditions; and

                  (iii) the Transaction is not approved by the Supreme Court of South Australia under section 411(4)(b) of the Corporations Act as a result of any MAC Financing Condition not being satisfied; or

         (a) Constellation terminates the Implementation Deed under clause 12.1(c)(i),

         then Constellation must pay to BRL Hardy the by way of contribution to the expenses incurred by BRL Hardy in pursuing the Transaction the sum of US$1,300,000.

3.4 BRL Hardy may require any payment due under clauses 3.1 or 3.2 to be made by giving written notice to Constellation within one month after the happening of the relevant event. Payment must be made by Constellation within 5 Business Days after receipt by Constellation of the notice referred to in this clause 3.3.

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4.       Compensation Payments to Constellation

4.1 Constellation represents to BRL Hardy that it has estimated that the aggregate of:

         (a) the Constellation Preparatory Costs which have been incurred by Constellation and its Affiliates before the announcement of a the Transaction;

         (b) the Constellation Preparatory Costs which will be incurred by Constellation and its Affiliates as a result of announcement of the Transaction;

         (c) the reasonable opportunity costs incurred by Constellation and its Affiliates in pursuing the Transaction or in not pursuing other alternative acquisitions or strategic initiatives; and

         (d) any damage to Constellation's reputation associated with the failure of the Transaction which has been announced and the implications of that damage if Constellation seeks to execute alternative acquisitions or financings in the future, exceeds the Transaction Compensation Amount and BRL Hardy acknowledges that such estimate is reasonable and that it has agreed and relied on such estimate in undertaking the obligations set out in clause 4.2.

4.2      Subject to clause 4.3, if any of the following occurs:

         (a)      a majority of the Board:

                  (1) withdraws or changes the recommendation of the Transaction given by the Board in accordance with the terms of the Implementation Deed for reasons other than a material adverse change to the financial standing of Constellation; or

                  (2) recommends or supports, or enters into any agreement, arrangement or understanding to recommend or support a Third Party Proposal;

         (b) before the Second Court Date a Person (other than Constellation or an Affiliate of Constellation) announces a Third Party Proposal or undertakes any transaction falling within the definition of Third Party Proposal which attributes a higher value to the shares or assets of BRL Hardy than the Transaction announced by Constellation or its Affiliate and

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                  within 12 months after the date of such announcement or
                  transaction that Person acquires a Relevant Interest in at least 50% of the share capital of BRL Hardy or otherwise acquires control of BRL Hardy or all or a substantial part of the business or assets of BRL Hardy (including by way of dual listed company structure);

         (c) a meeting of the shareholders of BRL Hardy is not convened in accordance with section 411(1) of the Corporations Act and that failure arises as a result of the failure of BRL Hardy to fulfil any of its obligations under the Implementation Deed; or

         (d) the Transaction is not approved by the Supreme Court of South Australia under section 411(4)(b) of the Corporations Act and that failure arises as a result of the failure of BRL Hardy to fulfil any of its obligations under the Implementation Deed, then BRL Hardy must pay to Constellation in accordance with the terms of clause 4.4 the Transaction Compensation Amount.

4.3 BRL Hardy is not required to make payment to Constellation under clause 4.2(d) if the Supreme Court of South Australia does not approve the Control Transaction because an event referred to in clause 3.1 or 3.2 occurs.

4.4 When an event occurs giving rise to an obligation for BRL Hardy to make payment to Constellation under clauses 4.2, Constellation may require such payment to be made by giving notice in writing to BRL Hardy within one month after the occurrence of that event Payment must be made by BRL Hardy within 5 Business Days of receipt by BRL Hardy of the notice referred to in this clause 4.4.

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5.       BRL Hardy Guarantee

5.1 Subject to clause 5.5 as security for its payment obligation under clauses 4.2 and 4.4, BRL Hardy must provide to Constellation an unconditional bank guarantee given by a bank carrying on business in both Australia and the United States of America in the amount of US$10,000,000 (BRL Hardy Guarantee) immediately upon the occurrence of any of the following events:

         (a) each of the conditions precedent to funding under the Credit Facilities (other than any conditions relating to the approval of the Transaction by the BRL Hardy Shareholders or by the Supreme Court of South Australia) is satisfied or waived; or

         (b) any Person (other than Constellation or an Affiliate or Constellation) acquires a Relevant Interest in at least 15% of the share capital of BRL Hardy; or

         (c) a Third Party Proposal is announced which has the support of the BRL Hardy Board or which is otherwise reasonably likely to be consummated.

5.2 The terms of the BRL Hardy Guarantee must give Constellation the unconditional right to call on the BRL Hardy Guarantee if BRL Hardy fails to comply with its payment obligations under clauses 4.2 and 4.4. The term of such BRL Hardy Guarantee must be for 12 months from the date of this deed, provided that BRL Hardy must extend the term of the BRL Hardy Guarantee if there is a dispute between BRL Hardy and Constellation concerning any payment due under this deed until a date which is one month after the date the dispute is resolved. The BRL Hardy Guarantee will otherwise be in such form as Constellation and BRL Hardy reasonably agree in writing.

5.3 If a dispute arises between BRL Hardy and Constellation as to Constellation's rights to compensation under clause 4.2 (a), (c) or (d) of this deed, Constellation must not call on the BRL Hardy Guarantee until the dispute is resolved in accordance with clause 6 of this deed. If a dispute arises between BRL Hardy and Constellation as to Constellation's rights to compensation under clause 4.2 (b) of this deed, Constellation may notwithstanding such dispute call on the BRL

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         Hardy Guarantee immediately after expiry of the period referred to in clause 4.4.


5.4 Constellation must return the BRL Hardy Guarantee to BRL Hardy when BRL Hardy's obligations under clauses 4.2 and 4.4 have been observed and complied with or have otherwise terminated in accordance with this deed.

5.5 At any time during the currency of the BRL Hardy Guarantee, BRL Hardy may propose to Constellation an alternative security arrangement and Constellation will give any such proposal due and reasonable consideration. If Constellation accepts the alternative security arrangement proposed by BRL Hardy then the BRL Hardy Guarantee must be returned to BRL Hardy and the provisions of clauses 5.2 and 5.4 will no longer apply.

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6.       Disputes

6.1 If a dispute arises between BRL Hardy and Constellation as to either of their respective rights to receive compensation under this deed (other than a dispute as to the right of Constellation to receive compensation under clause 4.2(b)), the dispute must be referred to Queen's Counsel or Senior Counsel practising in the field of corporate law in Australia (Counsel).

6.2 If the parties do not agree on the Counsel, either party may request the president of the Law Society of South Australia (or his or her nominee) to nominate the Counsel.

6.3 The Counsel will act as a finder of fact and will not act as an arbitrator.

6.4      The decision of the Counsel will be final and binding on the parties.

6.5      Each party must party one half of the Counsel's costs.

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7.       Confidentiality

7.1      A party may only use confidential information:

         (a) if necessary to perform that party's obligations under this deed; or

         (b)      if the other party consents to the use.

7.2      A party may only disclose confidential information:

         (a)      to that party's professional advisers;

         (b)      if required by law;

         (c) if necessary to perform that party's obligations under this deed; or

         (d)     if the other party consents to the disclosure.

7.3 In this clause 8, confidential information has the same meaning as in the Confidentiality Letter and includes:

         (a)      any term of this deed;

         (b) any information acquired by a party for the purpose of, or under the terms of, this deed; and

         (c) any other information belonging to a party which is of a confidential nature.

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8.       Assignment

         A party may only assign its rights or obligations under this deed with the written consent of the other party.

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9.       Amendment

         This deed may only be amended in writing signed by the parties.

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10.      Entire agreement

10.1 This document records the entire agreement between the parties about its subject matter.

10.2     The parties exclude all terms implied by law, where possible.

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11.      Counterparts

11.1 This deed may be executed in any number of counterparts. A counterpart may be a facsimile.

11.2     Together all counterparts make up one document.

11.3 If this deed is executed in counterparts, it takes effect when each party has received the counterpart executed by each other party, or would be deemed to have received it if a notice.

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12.      Notice

12.1 Notice must be in writing and in English, and may be given by an authorised representative of the sender.

12.2     Notice may be given to a person:

         (a)      personally;

         (a)      by leaving it at the person's address last notified;

         (b) by sending it by pre-paid mail to the person's address last notified;

         (c) by sending it by facsimile to the person's facsimile number last notified and then confirming it by pre-paid mail to the person's address last notified.

12.3     Notice is deemed to be received by a person:

         (a)      when left at the person's address;

         (b)      if sent by pre-paid mail, three Business Days after posting;

         (c) if sent by facsimile and confirmed by pre-paid mail, at the time and on the day shown in the sender's transmission report, if it shows that the whole notice was sent to the person's facsimile number last notified.

         However, if the notice is deemed to be received on a day which is not a Business Day or after 5pm, it is deemed to be received at 9am on the next Business Day.

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13.      GST

13.1 Terms used in this clause 13 have the meanings given to those terms by the A New Tax System (Goods and Services Tax) Act 1999 (as amended from time to time).

13.2 If GST is payable in relation to a supply made under or in connection with this deed then:

         (a) any party ("Recipient") that is required to provide consideration to another party ("Supplier") for that supply must pay an additional amount to the Supplier equal to the amount of that GST at the same time as any other consideration is to be first provided for that supply; and

         (b) the Supplier will provide a tax invoice to the Recipient no later than the time at which any consideration is to be first provided for that supply.

13.3 If the GST payable in relation to a supply made under or in connection with this deed varies from the additional amount paid by the Recipient under clause 13.2 such that a further amount of GST is payable in relation to the supply, or a refund or credit of GST is obtained in relation to the supply, then the Supplier will provide a corresponding refund or credit to, or will be entitled to receive the amount of that variation from, the Recipient. Any payment, credit or refund under this clause 13 is deemed to be a payment, credit or refund of the additional amount payable under clause 13.2.

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14.      Governing law

14.1     This deed is governed by the law of South Australia.

14.2 The parties irrevocably submit to the exclusive jurisdiction of the courts of South Australia and the division of the Federal Court of Australia in that jurisdiction, and the courts of appeal from them.

14.3 No party may object to the jurisdiction of any of those courts on the ground that it is an inconvenient forum or that it does not have jurisdiction.




Executed as a deed on      17 January                                    2003



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Executed by BRL Hardy Limited by or in the
presence of:



/s/ I J Pendrigh                            S. B. Millar
----------------------------------         -----------------------------------
Signature of Director                      Signature of Secretary/other Director



Ira John Pendrigh                           S. B. Millar
----------------------------------         -----------------------------------
Name of Director in full                   Name of Secretary/other Director
                                                in full




Executed by Constellation Brands, Inc by


/s/ Richard Sands
-----------------------------------
duly authorised in this regard in the
presence of:


/s/
-----------------------------------
Witness


/s/ Jonathan Swain
-----------------------------------
Name